                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 30, 1996


                         Alabama National BanCorporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                  -------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       0-25160                                          63-1114426
 -----------------------                   ------------------------------------
(Commission File Number)                    I.R.S. Employer Identification No.




                            1927 First Avenue North
                            Birmingham, Alabama 35203
                    ---------------------------------------
                    (Address of Principal Executive Offices)



                                 (205) 583-3600
                        --------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                                             Page 1 of 190 Pages
                                                               Index to Exhibits
                                                                       on Page 7

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective September 30, 1996 ("Effective Date") upon the filing of a Certificate of Merger with the Delaware Secretary of State and the filing of Articles of Merger with the Alabama Secretary of State, FIRSTBANC Holding Company, Inc., an Alabama bank holding company with approximately $35 million in total assets ("FIRSTBANC") was merged with and into Alabama National BanCorporation ("ANB") pursuant to that certain Agreement and Plan of Merger dated as of June 10, 1996 ("Merger Agreement"), resulting in (i) the stockholders of FIRSTBANC becoming stockholders of ANB and (ii) ANB becoming the sole stockholder of FIRSTBANC's wholly-owned subsidiary, First Bank of Baldwin County, a state nonmember bank ("FBBC"). The financial statements of ANB and FIRSTBANC as well as pro forma combined financial statements of ANB and FIRSTBANC are included in the FIRSTBANC Proxy Statement and ANB Offering Memorandum and have been incorporated into this report by reference. See Item 7 below.

         The Merger Agreement generally provided, among other things, for the merger of FIRSTBANC with and into ANB ("Merger"), pursuant to which each share of the 42,782 shares of FIRSTBANC common stock was converted into the right to receive 7.12917 shares of ANB Common Stock or a total of 305,000 shares of ANB Common Stock.

         The Merger Agreement was approved by the Federal Reserve Board on August 21, 1996. On August 28, 1996, FIRSTBANC mailed to each of its stockholders the FIRSTBANC Proxy Statement and ANB Offering Memorandum ("Proxy Statement and Offering Memorandum") describing the Merger and the Merger Agreement and soliciting proxies from FIRSTBANC's stockholders to vote on the Merger Agreement. No proxies were solicited from ANB's stockholders as the Delaware General Corporation Act did not require ANB to obtain the approval of its stockholders for the Merger since the number of shares of ANB Common Stock to be issued pursuant to the Merger does not exceed 20% of the currently issued and outstanding shares of ANB Common Stock. The stockholders of FIRSTBANC approved the Merger Agreement at their special stockholders' meeting held on September 19, 1996.

         ANB relied on the exemptions from registration provided by Section 3(b) and Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder in the issuance of the shares in the Merger. Accordingly, each holder of FIRSTBANC common stock will not be able to sell or otherwise transfer the ANB Common Stock received in the Merger unless the shares are transferred in a transaction that complies with the registration requirements of the federal and state securities laws or is exempt from such registration requirements. Further, each of the officers and directors of FIRSTBANC may be an affiliate of FIRSTBANC under Rule 145 under the Securities Act of 1933 and the ANB Common Stock issued pursuant to the Merger are "restricted securities" as such term is defined in Rule 144 under the Securities Act of 1933.

         The Merger Agreement, however, provides that ANB shall register the ANB Common Stock issued pursuant to the Merger as soon as practicable after the filing of ANB's first Quarterly

Report on Form 10-Q filed after the Merger or the first publication of earnings of ANB that includes not less than 30 days of combined operations of ANB and FIRSTBANC.

         ANB Common Stock is currently traded on the NASDAQ/NMS under the trading symbol "ALAB".

         The terms of the Merger Agreement and a description of the ANB Common Stock to be issued are described on pages 3-23 of the Proxy Statement and Offering Memorandum and a copy of the Merger Agreement is included as Exhibit A to the Proxy Statement and Offering Memorandum, all of which are incorporated by reference pursuant to Rule 12b-23 of the SEC.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                              Page

         (a)     Financial Statements of businesses acquired             *

The following financial statements are included in the Proxy Statement and Offering Memorandum and are incorporated herein by this reference pursuant to Rule 12b-23 of the SEC.

FIRSTBANC HOLDING COMPANY, INC.

         Unaudited Interim Condensed Consolidated Financial Statements at June 30, 1996, and for the six months ended June 30, 1995 and 1994:

                 Interim Condensed Consolidated Balance Sheet at June 30, 1996

                 Interim Condensed Consolidated Statements of Income for the
                  Six Months Ended June 30, 1996 and 1995

                 Interim Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 1995 and 1996

                 Notes to Interim Condensed Consolidated Financial Statements

         Consolidated Financial Statements at December 31, 1995 and 1994, and for the two years then ended:

                 Report of S.W. Chiepalich, Independent Auditor

                 Consolidated Balance Sheets at December 31, 1995 and 1994

                 Consolidated Statements of Income for the years ended December 31, 1995 and 1994

                 Consolidated Statements of Changes in Shareholders' Equity for the years ended December 31, 1995 and 1994

                 Consolidated Statements of Cash Flows for the years ended December 31, 1995 and 1994

                 Notes to Consolidated Financial Statements

ALABAMA NATIONAL BANCORPORATION

         The following financial statements have been incorporated by reference from the Quarterly Report on Form 10-Q of Alabama National BanCorporation which accompanies this Proxy Statement:

         Unaudited Consolidated Financial Statements of Alabama National BanCorporation and Subsidiaries at December 31, 1995 and June 30, 1996, and for the three months ended June 30, 1995 and 1996 and for the six months ended June 30, 1995 and 1996

                 Consolidated Statement of Condition (Unaudited) at June 30, 1996 and December 31, 1995

                 Consolidated Statements of Income (Unaudited) for the three months ended June 30, 1996 and 1995

                 Consolidated Statements of Income (Unaudited) for the six months ended June 30, 1996 and 1995

                 Consolidated Statements of Cash Flow (Unaudited) for the six months ended June 30, 1996 and 1995

                 Notes to the Unaudited Consolidated Financial Statements

         The following financial statements have been incorporated by reference from the Annual Report on Form 10-K of Alabama National BanCorporation which accompanies this Proxy Statement:

         Consolidated Financial Statements of Alabama National BanCorporation and Subsidiaries at December 31, 1995 and 1994 and for the three years ended December 31, 1995

                 Report of Ernst & Young, LLP, Independent Auditors

                 Report of Coopers & Lybrand L.L.P., Independent Accountants

                 Consolidated Statements of Condition at December 31, 1995 and 1994

                 Consolidated Statements of Income for the years ended December 31, 1995, 1994 and 1993

                 Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 1995, 1994 and 1993

                 Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993

                 Notes to Consolidated Financial Statements


         (b) The following ProForma Financial Statements are included in the Proxy Statement and Offering Memorandum at pages indicated below and are incorporated by reference pursuant to Rule 12b-23 of the SEC.

         ProForma Selected Consolidated Financial Data for the years ended December 31, 1995, 1994 and 1993 and the six months ended June 30,
         1996 and 1995 . . . . . . . . . . . . . . . . . . . . . . .  xi-xii

         Unaudited Pro Forma Combined Condensed Statement of Income for the years ended December 31, 1995, 1994 and 1993 and the six months ended
         June 30, 1996 and 1995  . . . . . . . . . . . . . . . . .  xiii-xvi


         Alabama National BanCorporation and Subsidiaries Condensed ProForma Combined Financial Information (Unaudited)

                 Unaudited ProForma Combined Condensed Statement of Condition
                 as of June 30, 1996 . . . . . . . . . . . . . .  . . . . 65

                 Unaudited ProForma Combined Condensed Statement of Income for the six months ended June 30, 1996 and for the years ended
                 December 31, 1995, 1994 and 1993 . . . . . . . . . .  66-69

                 ProForma Comparative Per Share Data  . . . . . . . . . . 70

         Supplementary Unaudited ProForma Financial Information

                 ProForma Average Balances, Income and Expenses and
                 Rates  . . . . . . . . . . . . . . . . . . . . . . .  32-33

                 ProForma Analysis of Changes in Net Interest Income  . . 36

                 ProForma Interest Sensitivity Analysis . . . . . . .  39-40

                 ProForma Allowance for Loan Losses . . . . . . . . .  43-44

                 ProForma NonPerforming Assets  . . . . . . . . . . .  46-47

                 ProForma NonInterest Income  . . . . . . . . . . . . . . 48

                 ProForma NonInterest Expense . . . . . . . . . . . .  49-50

                 ProForma Composition of Loan Portfolio . . . . . . .  51-52

                 ProForma Investment Securities and ProForma
                 Available for Sale of Securities . . . . . . . . . .  54-55

                 ProForma Investment Securities Maturity
                 Distribution and Yields and ProForma Securities
                 Available for Sale Maturity Distribution and
                 Yields . . . . . . . . . . . . . . . . . . . . . . . .56-57

                 ProForma Deposits  . . . . . . . . . . . . . . . . . . . 58

         (c)     Exhibit

                 (2) Agreement and Plan of Merger by and between FIRSTBANC and ANB dated as of June 10, 1996, included as Exhibit A to the Proxy Statement and Offering Memorandum and incorporated herein pursuant to Rule 12b-32 of the SEC.

                 (20)     Proxy Statement and Offering Memorandum of ANB.


*All page references to financial statements are in reference to their location in the Proxy Statement and Offering Memorandum of ANB which is found on page 9 of this Report.



                            [SIGNATURE ON NEXT PAGE]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ALABAMA NATIONAL BANCORPORATION


Date: October 8, 1996                            By: /s/ John H. Holcomb, III
                                                    --------------------------
                                                    John H. Holcomb, III
                                                    Chairman of the Board and
                                                    Chief Executive Officer